UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

Network Equipment Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10255	94-2904044
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6900 Paseo Padre Parkway, Fremont, California 94555 ph: (510) 713-7300

(Address of principal executive offices, including zip code, and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 31, 2008, Network Equipment Technologies, Inc. will conduct a conference call to discuss its financial results for the quarter ended December 28, 2007, including business highlights.

A copy of the Company’s prepared remarks is furnished pursuant to Item 7.01 as Exhibit 99.1 to this report, and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934.

A recording of the conference call will be provided by telephone and the internet beginning two hours after completion of the call. The replay may be accessed by telephone through midnight on February 7, 2008; please dial (888) 286-8010 or (617) 801-6888 and enter conference ID# 34353298. A digital recording will be available on the Company's website (www.net.com) for one year.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	January 31, 2008 conference call prepared remarks

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2008

Network Equipment Technologies, Inc.

By:	/s/ JOHN F. MCGRATH, JR.
Name:	John F. McGrath, Jr.
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
Description
99.1	January 31, 2008 conference call prepared remarks